THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Patrick F. Quan
    Patrick F. Quan
    Secretary

           Prospectus
           for Eligible Retirement Plans

            The Income
             Fund of
           America, Inc.

An opportunity for current income and, secondarily, growth of capital from a portfolio of both stocks and bonds


           DECEMBER 1, 1996

           [LOGO OF THE AMERICAN FUNDS GROUP(R)]


                       THE INCOME FUND OF AMERICA, INC.

                                  One Market
                           Steuart Tower, Suite 1800
                            San Francisco, CA 94105

The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth. The fund believes that a portfolio with relatively high current income can also generate growth of capital. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information dated December 1, 1996, which contains the fund's financial statements and has been filed with the Securities and Exchange Commission, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 06-010-1296

-------------------------------------------------------------------------------

                SUMMARY OF
                  EXPENSES

   Average annual expenses
       paid over a 10-year
           period would be
      approximately $8 per
   year, assuming a $1,000
       investment and a 5%
            annual return.


     TABLE OF CONTENTS

  Summary of Expenses..........   2
  Financial Highlights.........   3
  Investment Objective and
   Policies....................   3
  Certain Securities and
   Investment Techniques.......   4
  Investment Results...........   7
  Dividends, Distributions and
   Taxes.......................   7
  Fund Organization and
   Management..................   8
  Purchasing Shares............  10
  Shareholder Services.........  11
  Redeeming Shares.............  11

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees....................................................... 0.30%
12b-1 expenses........................................................ 0.23%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)..............................  0.09%
Total fund operating expenses......................................... 0.62%

Summary of Expenses continued on the following page.

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./3/                              $6      $20     $35     $77

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the ten years ended July
         HIGHLIGHTS    31, 1996 has been derived from financial statements
       (For a share    which have been audited by Deloitte & Touche llp, inde-
        outstanding    pendent accountants. This information should be read in
     throughout the    conjunction with the financial statements and related
       fiscal year)    notes, which are included in the statement of addi-
                       tional information.

                                                      YEAR ENDED JULY 31
                            ---------------------------------------------------------------------------------
                            1996     1995     1994     1993    1992    1991    1990    1989    1988    1987
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........   $14.92   $13.59   $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income..      .87      .85      .83     .85     .85     .86     .82     .90     .82     .82
   Net realized and
    unrealized gain
    (loss) on investments      1.11     1.29     (.53)    .74    1.48     .53   (.67)    1.68    (.68)   1.08
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
     Total income from in-
      vestment operations.     1.98     2.14      .30    1.59    2.33    1.39     .15    2.58     .14    1.90
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS:
   Distributions from net
    investment income.....     (.83)    (.75)    (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)   (.88)
   Distributions from net
    realized gains........     (.18)    (.06)    (.35)   (.22)   (.08)   (.07)   (.37)    --     (.38)   (.59)
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
     Total distributions..    (1.01)    (.81)   (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)  (1.47)
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of
   Year...................   $15.89   $14.92   $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54
                            =======  =======  =======  ======  ======  ======  ======  ======  ======  ======
  Total Return/1/.........    13.46%   16.42%    1.98%  11.88%  19.16%  12.24%  1.12%   23.43%   1.71%  16.67%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of
    year (in millions)....  $14,459  $12,290  $10,537  $9,045  $5,121  $2,771  $2,110  $1,271  $  925  $  943
   Ratio of expenses to
    average net assets....      .62%     .65%     .63%    .62%    .66%    .73%    .67%    .69%    .55%    .54%
   Ratio of net income to
    average net assets....     5.56%    6.12%    5.92%   6.05%   6.40%   7.23%   7.36%   7.45%   7.14%   6.55%
   Portfolio turnover
    rate..................    37.77%   26.26%   26.42%  29.18%  22.71%  23.35%  18.90%  34.38%  42.83%  38.73%

 --------
 /1/ Calculated with no sales charge.

         INVESTMENT    The fund's investment objective is to emphasize current
          OBJECTIVE    income while secondarily striving to attain capital
       AND POLICIES    growth. The fund believes that a portfolio with rela-
                       tively high current income can also generate growth of
   The fund aims to    capital.
   provide you with
     current income    The portfolio of the fund is managed to earn current
  while secondarily    income on, and to anticipate long-term capital growth
       striving for    of, the portfolio as a whole rather than any individual
    capital growth.    security in it. The fund may invest in common and pre-
                       ferred stocks, straight debt securities (including gov-
                       ernment securities) or debt securities with equity con-
                       version or purchase rights, and cash and cash equiva-
                       lents. In addition, the fund may invest in various
                       mortgage-related securities including those issued by
                       the Government National Mortgage Association (GNMA),
                       the Federal National Mortgage Association (FNMA), and
                       the Federal Home Loan Mortgage Corporation (FHLMC), and
                       collateralized mortgage obligations (CMOs) and mort-
                       gage-backed bonds. The fund may also invest to a very
                       limited extent in inverse floating rate notes (a type
                       of derivative instrument). (See the statement of addi-
                       tional information for a description of cash equiva-
                       lents, mortgage-related securities and inverse floating
                       rate notes.) The mix of these securities is determined
                       on the basis of existing and anticipated conditions.
                       The relative percentages of each type of security in
                       the portfolio may be expected to fluctuate and at times
                       the fund may be invested solely in fixed-income securi-
                       ties or solely in equity securities. The fund may invest
                       in securities of issuers domiciled outside the U.S.
                       Up to 10% of the fund's total assets may be invested
                       in non-U.S. equity and equity-type securities which are
                       not included in the Standard & Poor's 500 Composite
                       Index, and up to 10% may be invested in non-U.S. debt
                       securities payable in U.S. dollars.
                                        3

-------------------------------------------------------------------------------

                       The fund's straight debt securities may consist of bonds that are rated, measured at the time of purchase, as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. (or unrated but consid-ered of similar quality). However, securities rated BB and Ba or below (or unrated but considered of similar quality) must represent no more than 20% of the fund's total assets. Securities rated BB and Ba or below (or unrated but considered of similar quality) are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

                       During the previous fiscal year, the monthly average percentage of the fund's net assets in fixed-income in-vestments was 35%. The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended July 31, 1996 was as follows: Aaa/AAA-13.16%; Aa/AA-0.40%; A/A-2.00%;
                       Baa/BBB-3.94%; Ba/BB-5.96%; B/B-8.04%; and Caa/CCC-
                       0.88%.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       The fund's rate of portfolio turnover will depend pri-marily on market conditions. The rate of portfolio turnover will not be a limiting factor when changes are appropriate.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term se-curities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share. The values of high-yield, high-risk securities may be subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market devel-opments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield,

-------------------------------------------------------------------------------

                       high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither di-rect obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       RISKS OF INVESTING IN VARIOUS COUNTRIES The fund may invest in non-U.S. issuers as described above. These issuers may not be subject to

-------------------------------------------------------------------------------

                       uniform accounting, auditing and financial reporting standards and practices or regulatory requirements com-parable to those applicable to U.S. issuers. There may also be less public information available about non-U.S. issuers. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confis-catory taxation; limitations on the removal of funds or other assets; political or social instability; the di-verse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversifi-cation opportunities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                          YEARS OF EXPERIENCE AS
                                                 YEARS OF EXPERIENCE AS   INVESTMENT PROFESSIONAL
                                                   PORTFOLIO COUNSELOR         (APPROXIMATE)
                                                          (AND            WITH CAPITAL
                                                 RESEARCH PROFESSIONAL,   RESEARCH AND
                           PRIMARY TITLE(S)        IF APPLICABLE) FOR      MANAGEMENT
 PORTFOLIO COUNSELORS                              THE INCOME FUND OF      COMPANY OR
 FOR THE INCOME FUND                                  AMERICA, INC.            ITS        TOTAL
   OF AMERICA, INC.                                   (APPROXIMATE)        AFFILIATES     YEARS
-----------------------------------------------------------------------------------------------------
 Stephen E. Bepler    Senior Vice President of    12 years (in             24 years      30 years
                      the fund.                   addition to
                      Senior Vice President and   11 years as a
                      Director, Capital Research  research professional
                      Company*                    prior to becoming a
                                                  portfolio counselor
                                                  for the fund)
-----------------------------------------------------------------------------------------------------
 Abner D. Goldstine   Senior Vice President of    23 years                 29 years      44 years
                      the fund.
                      Senior Vice President and
                      Director, Capital Research
                      and Management Company
-----------------------------------------------------------------------------------------------------
 Gregg E. Ireland     Vice President, Capital     7 years (in              23 years      23 years
                      Research and Management     addition to
                      Company                     5 years as a research
                                                  professional prior to
                                                  becoming a portfolio
                                                  counselor for the
                                                  fund)
-----------------------------------------------------------------------------------------------------
 Janet A. McKinley    President of the            3 years (in              14 years      20 years
                      fund. Senior Vice Presi-    addition to
                      dent, Capital Research      8 years as a
                      Company*                    research professional
                                                  prior to becoming a
                                                  portfolio counselor
                                                  for the fund)
-----------------------------------------------------------------------------------------------------
 Dina Perry           Vice President of the       4 years                  5 years       29 years
                      fund.
                      Vice President, Capital
                      Research and Management
                      Company
-----------------------------------------------------------------------------------------------------
 Richard T. Schotte   Senior Vice President of    18 years                 19 years      29 years
                      the fund.
                      Senior Vice President,
                      Capital Research and
                      Management Company
-----------------------------------------------------------------------------------------------------
 John H. Smet         Vice President of the       4 years                  13 years      14 years
                      fund.
                      Vice President, Capital
                      Research and Management
                      Company
-----------------------------------------------------------------------------------------------------

 *COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

-------------------------------------------------------------------------------


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    total return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
     +13.76% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gains distributions.  The fund's distribution
       Research and    rate is calculated by dividing the dividends paid by the
         Management    fund over the last 12 months by the sum of the month-end
          Company's    price and the capital gains paid over the last 12 months.
         management    The SEC yield reflects income the fund expects to earn
  (December 1, 1973    based on its current portfolio of securities, while
            through    the distribution rate is based solely on the fund's
September 30, 1996).   past dividends.  Accordingly, the fund's SEC yield
                       and distribution rate may differ.


                       For the 30-day period ended September 30, 1996, the fund's SEC yield was 5.14% and the distribution rate was 5.16% with no sales charge. The fund's total return over the past 12 months and average annual total returns over the past five- and ten-year periods were +14.05%, +12.76% and +11.86%, respectively. These results were calculated in accordance with Securities and Exchange Commission requirements at no sales charge.
                       Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in March, June, September and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    The terms of your plan will govern how your plan may
      September and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1969 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1983. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders un-der the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.15% on net assets in excess of $8 billion, but not exceeding $13 billion, and 0.147% on net assets in excess of $13 billion plus 2.25% of the portion of the fund's gross investment income for the preceding month. Assuming net assets of $14 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.23%, 0.26%, 0.28%, 0.30%, 0.32% and
                       0.35%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by

-------------------------------------------------------------------------------

                       the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 5300
                       Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $8,735,000 for the fiscal year ended July 31, 1996. Telephone conversations with American Funds Serv-ice Company may be recorded or monitored for verifica-tion, recordkeeping and quality assurance purposes.

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  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any defined contribution plan qualified under Section
                       401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of such purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors will provide compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group based on a pro rata share of a qualifying dealer's sales.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

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                       Shares of the fund are offered to other shareholders
                       pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                        By              Your plan administrator/trustee must
                        contacting      send a letter of instruction
                        your plan       specifying the name of the fund, the
                        administrator/  number of shares or dollar amount to
                        trustee         be sold, and, if applicable, your
                                        name and account number. For your
                                        protection, if you redeem more than
                                        $50,000, the signatures of the
                                        registered owners (i.e., trustees or
                                        their legal representatives) must be
                                        guaranteed by a bank, savings
                                        association, credit union, or member
                                        firm of a domestic stock exchange or
                                        the National Association of
                                        Securities Dealers, Inc., that is an
                                        eligible guarantor institution. Your
                                        plan administrator/trustee should
                                        verify with the institution that it
                                        is an eligible guarantor prior to
                                        signing. Additional documentation may
                                        be required to redeem shares from
                                        certain accounts. Notarization by a
                                        Notary Public is not an acceptable
                                        signature guarantee.
                       --------------------------------------------------------
                        By              Shares may also be redeemed through
                        contacting      an investment dealer; however, you or
                        an              your plan may be charged for this
                        investment      service. SHARES HELD FOR YOU IN AN
                        dealer          INVESTMENT DEALER'S STREET NAME MUST
                                        BE REDEEMED THROUGH THE DEALER.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and, subject to regulatory approval, on any investment made with no initial sales charge by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including "401(k)" plans with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a 401(k) plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                               [LOGO OF      This prospectus has been printed on
                           RECYCLED PAPER]   recycled paper that meets the
                                             guidelines of the United States
                                             Environmental Protection Agency

                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.